UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 28, 2007
Date of report (date of earliest event reported)
Innuity, Inc.
(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-29129 (Commission File Number)	87-0370820 (I.R.S. Employer Identification No.)
8644 154th Avenue NE
Redmond, WA 98052
(Address of principal executive offices)(Zip Code)
(425) 497-9909
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     As used in this current report on Form 8-K, unless the context otherwise requires, the terms “we,” “us,” “the Company,” and “Innuity” refer to Innuity, Inc., a Utah corporation.
Item 1.01 Entry into a Material Definitive Agreement.
     On August 28, 2007, our board of directors approved certain amendments to our Amended and Restated 1999 Stock Option Plan. The amendments (i) increase the number of shares of our common stock available for grant under the plan by 2,000,000, for an aggregate of 6,440,466 shares, and (ii) permit the issuance of stock purchase rights and restricted stock under the plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNUITY, INC.
Dated: September 4, 2007	By:	/s/ Linden N. Barney
Linden N. Barney
Chief Financial Officer